EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David D. Ross, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Affinity Gaming;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 23, 2014

By:	/s/ David D. Ross
David D. Ross
Chief Executive Officer